Exhibit 10.3.3.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Page 1 of 2

2. AMENDMENT/MODIFICATION NO. 0006	3. EFFECTIVE DATE 10/06/2005	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)

6. ISSUED BY FCC /Contracts and Purchasing Center 445 12th St., SW, Washington, DC 20554	CODE | 00001	7. ADMINISTERED BY (If other than Item 6)	CODE |

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)		9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
Neustar, Inc. 46000 Center Oak Plaza Sterling, VA 20166	☑	10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016
	☑	10B. DATED (SEE ITEM 13)

CODE *	FACILITY CODE

11.THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)

No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE ☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☐	D. OTHER (Specify type of modification and authority)

E. IMPORTANT:    Contractor    ☑   is not,   ☐   is required to sign this document and return ___copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
THE ABOVE NUMBERED CONTRACT IS HEREBY MODIFIED TO:
1) TO ACCEPT CHANGE ORDER #37 AT A COST OF $1,358.00. COPY OF CHANGE ORDER IS ATTACHED.
     ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Dennis O. Dorsey
15B.CONTRACTOR/OFFEROR ___________________________________________ (Signature of person authorized to sign)	15C. DATE SIGNED	16B. United States of America By Dennis O. Dorsey (Signature of Contracting Oficer)	16C. DATE SIGNED 10/6/05

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION	Prescribed by GSA FAR (48 CFR)
UNUSABLE	53.243

Line Item Summary		Document Number CON03000016/0006		Title NANP Administrator				Page 2 of 2

Line Item Number	Description		Delivery Date (Start date to End date)		Quantity	Unit of Issue	Unit Price	Total Cost
	No Changed Line Item Fields				Previous Total: Modification Total: Grand Total:

National Pooling Administration
Change Order Proposal #37
(INC Issue #458 — “Reduce Aging Period for
“Returned/Reclaimed Blocks”)

December 7, 2004

NeuStar, Inc.	46000 Center Oak Plaza
Sterling VA, 20166

Nat’l PAS — Change Order #37 (INC Issue 458)	December 7, 2004

Table of Contents

1	Introduction	3
2	Industry Numbering Committee’s Proposed Change	4
3	The Proposal	5
4	Assumptions and Risks	5
5	Cost	5
6	Conclusion	5

© NeuStar, Inc. 2004	NeuStar Proprietary and Confidential	-ii-

Nat’l PAS — Change Order #37 (INC Issue 458)	December 7, 2004

1 Introduction
1.1 Purpose and Scope
In accordance with NeuStar’s National Pooling Administration contract1 and our constant effort to provide the best support and value to both the FCC and the telecommunications industry, NeuStar, as the National Pooling Administrator (PA), hereby submits this Change Order Proposal to the Federal Communications Commission (FCC) for approval. This change order complies with the contractual requirements set forth in Attachment B, Section C of the Thousands-Block Pooling Contractor Technical Requirements, dated November 30, 2000, Sections 2.5 through 2.5.4, which read as follows:
2.5 Changes in the Environment
The FCC may issue rules, requirements, or policy directives in the future, which may increase, decrease or otherwise modify the functions to be performed by the contractor. The contractor is additionally subject to the provisions of the changes clause in Section I.
2.5.1 Process
Accordingly, after a contractor is selected, the FCC, the NANC and/or the INC may establish NANP numbering resource plans, administrative directives, assignment guidelines (including modifications to existing assignment guidelines), and procedures that may have an effect on the functions performed by the contractor.
2.5.2 Changes
The contractor shall review changes when numbering resource plans, administrative directives, assignment guidelines, and procedures are initiated or modified to determine if there is any impact on the functions that they must perform.
2.5.3 Notifications
The contractor shall then, within a period of not more than 30 calendar days from said event (e.g., the date INC places an issue into Final Closure), provide the Contracting Officer, state PUCs, and the NANC with written notice regarding these changes and summarize the potential impact of the changes upon service and cost, if any.
2.5.4 Roles
The NANC shall review the notice and provide a recommendation to the FCC regarding the effect of the contractor’s notice and supporting documentation.
The contractor shall comply with state regulatory decisions, rules and orders with respect to pooling, as applicable, as long as they are not in conflict with FCC decisions, orders, and rules and are within state jurisdiction.

1FCC Contract Number CON01000016

© NeuStar, Inc. 2004	NeuStar Proprietary and Confidential	-3-

Nat’l PAS — Change Order #37 (INC Issue 458)	December 7, 2004

This document provides the information required by the contract, such as identifying the new requirements of the expanded scope of work, offering our proposed solution, and addressing its cost, risks, and assumptions as a result of the Industry Numbering Committee’s (INC) disposition of Issue 458 on November 12, 2004.
2 Industry Numbering Committee’s Proposed Change
According to Section 9.2.4 of the Thousands-Block Number (NXX-X) Pooling Administration Guidelines, the aging period for returned or reclaimed thousands-blocks, is 90 days. After this 90-day aging period, blocks are made available for reassignment. On November 12, 2004, INC placed Issue 458 into Final Closure. As a result of INC Issue 458, the aging period in the guidelines is being reduced from 90 days to 45 days. Therefore, PAS will need to be modified to compensate for this reduction in the aging period.
INC Issue 458 Reduce Aging Period for Returned/Reclaimed Blocks
Quoted below are the INC official issue statement and final resolution, which can also be found on the ATIS website (http://www.atis.org):
A) Issue Statement
At INC 77, the INC received a request from the NANC’s Numbering Oversight Working Group (NOWG) to provide input to the NOWG’s upcoming review of the Pooling Administrator (PA) Technical Requirements. In CS-098, dated August 24, 2004, the INC provided four suggestions to the NOWG, including a suggestion to “Age returned blocks only 45 days instead of 90 days.” Verizon Wireless took an action item to bring in a new issue and contribution to INC so that the associated guidelines changes could be made.
Occasionally an SP may need to exchange a block with the industry inventory pool, and while there may not be other blocks immediately available for assignment, there may be blocks being “aged” by the PA that were recently returned or reclaimed. Allowing those returned or reclaimed blocks to be made available for assignment more quickly may assist SPs when they need to exchange a block, and may assist the PA in avoiding opening a new code to meet SP demand. The current TBPAG requires that recently returned or reclaimed blocks be aged for 90 days, but 45 days should be sufficient to allow the LERG Assignee time to modify its translations to provide vacant number treatment for the block by the LERG effective date of the disconnect.
B) Following Resolution from INC
The following text changes were made to the TBPAG, section 9.2.4:
9.2.4      The PA must also notify and coordinate with the LERG Assignee in advance of the thousands-block return Effective Date to allow sufficient

© NeuStar, Inc. 2004	NeuStar Proprietary and Confidential	-4-

Nat’l PAS — Change Order #37 (INC Issue 458)	December 7, 2004

time for the LERG Assignee to update switch translations in order to provide blank number treatment for the returned thousands-block(s). The PA will make the thousands-block available for reassignment after 45 calendar days.
3 The Proposal
NeuStar’s National Pooling Administrator has reviewed INC Issue 458 from both the operational and technical perspectives. The proposal set forth below will conform to the changes in the INC guidelines and meet the requirements of the industry in a cost-effective and efficient manner.
Solution
Presently the aging period for returned/reclaimed thousands-blocks according to Section 9.2.4 of the Thousands-Block Number (NXX-X) Pooling Administration Guidelines is 90 days. After this 90-day aging period, blocks are made available for re-assignment. The resolution of INC Issue 458 reduced the aging period from 90 days to 45 days. Therefore, PAS will need to be modified to similarly reduce the aging period for returned or reclaimed thousands-blocks from 90 days to 45 days from the effective date of the return or reclamation.
4 Assumptions and Risks
Part of the PA’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.
This Change Order affects only the system, and would have no impact on our day-to-day operations.
5 Cost
As with any change order proposal, we also considered the associated costs that would potentially be incurred in implementing the proposed solution. These costs include the resources required to complete the milestones on a timeline for implementing the processes and system delineated in this change order. The timeline includes preparation, proper documentation updates, development, testing, monitoring, and execution of the solution.
The cost to implement our proposed solution would be $1,358.00.
6 Conclusion
In conclusion, the Pooling Administrator offers this viable solution to conform the PAS to INC Issue 458, and in accordance with contract terms, requests that the FCC review and approve this change order.

© NeuStar, Inc. 2004	NeuStar Proprietary and Confidential	-5-